UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2015

          Capital Auto Receivables Asset Trust 2015-3

(Issuing Entity with respect to Securities)

Delaware	333-201235-03	47-7162564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Capital Auto Receivables LLC 200 Renaissance Center Detroit, Michigan	48265
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events

This Current Report on Form 8-K is being filed to supply certain information regarding the composition of the receivables pool to investors.

The Receivables Pool

The following tables describe the pool of receivables for the issuing entity as of October 31, 2015 (the “pool date”).

Each of the percentages and averages in the tables is computed on the basis of the amount financed of each receivable as of the pool date. The “Weighted Average Annual Percentage Rate of all Receivables in Pool” and “Weighted Average Annual Percentage Rate of Non-Subvented Receivables in Pool” in the following tables are based on weighting by amount financed and remaining term of each receivable, each as of the pool date. The “Weighted Average Original Maturity” in the following tables is based on weighting by original undiscounted principal balance of each receivable as of its date of origination. “Loan-to-Value Ratio” with respect to a receivable means the original undiscounted principal balance divided by the estimated vehicle value, multiplied by 100. The estimated vehicle value for a new vehicle is the dealer invoice cost of the vehicle. The estimated vehicle value for a used vehicle is the value received by Ally Financial from the dealer, independently validated by Ally Financial, based on a market guide, such as Blackbook, indicating the value of the vehicle and the source from which that value was determined. “Weighted Average Loan-to-Value Ratio” is based on a weighting by original undiscounted principal balance of each receivable as of its date of origination. A FICO score is a measurement designed by Fair, Isaac & Company and calculated by the major credit bureaus using collected information to assess credit risk. “Weighted Average FICO Score” is based on a weighting by original undiscounted principal balance of each receivable as of the pool date and excludes receivables with respect to which the obligor is a business account and receivables for which no FICO score is available. Of the 5,920 FICO Scores excluded from the Weighted Average FICO Score, 4,099 or 69.24%, are business accounts and the remaining 1,821 or 30.76%, are accounts for which FICO Scores are unavailable. In the table “Distribution of the Final Receivables Pool by FICO Score,” those excluded accounts make up the “Business Accounts and Unavailable” category. Percentages may not equal 100.00% due to rounding.

Composition of the Receivables Pool—(Total: New and Used) as of October 31, 2015

Aggregate Amount Financed	$1,034,534,735.00
Number of Contracts in Pool	68,256
Average Amount Financed	$15,156.69
Weighted Average FICO Score	630.51
Weighted Average Loan-to-Value Ratio	104.69
Weighted Average Annual Percentage Rate of all Receivables in Pool	8.85%
Weighted Average Annual Percentage Rate of Non-Subvented Receivables in Pool	9.54%
Weighted Average Original Maturity	68.37
Weighted Average Remaining Maturity (Range)	53.42

(1 to 83 months)
Percentage of New Cars and Light Trucks in Pool	59.97%
Percentage of Used Cars and Light Trucks in Pool	40.03%
Percentage of Cars in Pool	46.63%
Percentage of Light Trucks in Pool	53.37%
Percentage of Subvented Receivables in Pool	15.26%
Percentage of Non-Subvented Receivables in Pool	84.74%
Composition of the Receivables Pool—(New) as of October 31, 2015
Aggregate Amount Financed	$620,419,140.61
Number of Contracts in Pool	33,463
Average Amount Financed	$18,540.45
Weighted Average FICO Score	628.13
Weighted Average Loan-to-Value Ratio	101.66
Weighted Average Annual Percentage Rate of all Receivables in Pool	7.83%
Weighted Average Annual Percentage Rate of Non-Subvented Receivables in Pool	8.75%
Weighted Average Original Maturity	69.27
Weighted Average Remaining Maturity (Range)	54.59
(1 to 83 months)
Percentage of Subvented Receivables in Pool	24.62%
Percentage of Non-Subvented Receivables in Pool	75.38%
Composition of the Receivables Pool—(Used) as of October 31, 2015
Aggregate Amount Financed	$414,115,594.39
Number of Contracts in Pool	34,793
Average Amount Financed	$11,902.27
Weighted Average FICO Score	633.74
Weighted Average Loan-to-Value Ratio	109.80
Weighted Average Annual Percentage Rate of all Receivables in Pool	10.47%
Weighted Average Annual Percentage Rate of Non-Subvented Receivables in Pool	10.52%
Weighted Average Original Maturity	66.86
Weighted Average Remaining Maturity (Range)	51.68
(1 to 81 months)
Percentage of Subvented Receivables in Pool	1.23%
Percentage of Non-Subvented Receivables in Pool	98.77%

Distribution of the Receivables Pool by Annual Percentage Rate—Aggregate as of October 31, 2015

Annual Percentage Rate Range	Number of Contracts	Aggregate Amount Financed	Percentage of Aggregate Amount Financed
0.00% to 1.00%	3,193	$30,906,185.90	2.99%
1.01% to 2.00%	1,272	$17,111,695.36	1.65%
2.01% to 3.00%	2,022	$35,087,154.43	3.39%
3.01% to 4.00%	3,158	$51,083,174.04	4.94%
4.01% to 5.00%	4,641	$74,419,616.75	7.19%
5.01% to 6.00%	6,637	$102,193,143.28	9.88%
6.01% to 7.00%	6,426	$102,708,520.54	9.93%
7.01% to 8.00%	6,664	$99,874,153.91	9.65%
8.01% to 9.00%	5,273	$82,410,453.45	7.97%
9.01% to 10.00%	5,968	$90,070,124.07	8.71%
10.01% to 11.00%	4,791	$74,499,792.29	7.20%
11.01% to 12.00%	4,128	$63,964,744.11	6.18%
12.01% to 13.00%	3,504	$52,823,365.09	5.11%
13.01% to 14.00%	2,882	$44,099,618.97	4.26%
14.01% to 15.00%	2,189	$33,413,787.64	3.23%
15.01% to 16.00%	1,653	$24,202,433.55	2.34%
16.01% to 17.00%	1,409	$21,612,544.35	2.09%
17.01% to 18.00%	1,252	$18,730,832.60	1.81%
18.01% to 19.00%	443	$5,685,064.84	0.55%
19.01% to 20.00%	328	$3,999,135.00	0.39%
20.01% to 21.00%	180	$2,422,879.25	0.23%
21.01% to 22.00%	96	$1,280,673.18	0.12%
22.01% to 23.00%	72	$908,998.62	0.09%
23.01% to 24.00%	51	$730,618.04	0.07%
24.01% to 25.00%	18	$222,950.89	0.02%
25.01% to 26.00%	6	$73,074.85	0.01%

Total	68,256	$1,034,534,735.00	100.00%

Distribution of the Receivables Pool by State as of October 31, 2015

The pool of receivables includes receivables originated in all 50 states and the District of Columbia. The following table sets forth the percentage of the Aggregate Amount Financed in the states with the largest concentration of receivables. No other state accounts for more than 4.55% of the Aggregate Amount Financed. Management believes that there are no factors unique to any state or region in which 10% or more of the receivables are located that may materially impact the trust’s ability to pay principal and interest on the notes. The following breakdown by state is based on the billing addresses of the obligors on the receivables:

State	Percentage of Aggregate Amount Financed
Texas	14.05%
Florida	8.34%
California	6.47%
Pennsylvania	5.71%
Georgia	4.91%
Illinois	4.64%

Distribution of the Final Receivables Pool by Loan-to-Value Ratio as of October 31, 2015

Loan-to-Value Ratio	Number of Contracts	Average Original Amount Financed	Average Original Estimated Vehicle Value	Percentage of Contracts
Less than 80	8,667	$17,634.16	$27,366.29	12.70%
80 to 90	7,412	$22,341.30	$26,106.22	10.86%
91 to 100	11,339	$23,274.93	$24,271.18	16.61%
101 to 110	12,821	$24,672.36	$23,394.57	18.78%
111 to 120	12,307	$23,224.21	$20,143.70	18.03%
121 to 130	10,303	$21,318.20	$16,997.67	15.09%
131 to 140	5,407	$20,257.91	$15,014.56	7.92%

Total	68,256			100.00%

Distribution of the Final Receivables Pool by FICO Score as of October 31, 2015

FICO Band	Number of Contracts	Aggregate Amount Financed	Percentage of Aggregate Amount Financed
Business Accounts and Unavailable	5,920	$102,170,494.75	9.88%
Less than 550	2,786	$44,627,843.61	4.31%
550 to 574	4,283	$67,583,339.94	6.53%
575 to 599	6,709	$116,457,889.81	11.26%
600 to 625	10,241	$179,358,753.37	17.34%
626 to 650	16,855	$291,454,517.56	28.17%
651 to 675	8,248	$128,940,187.26	12.46%
676 to 700	3,227	$34,242,677.89	3.31%
701 to 725	2,341	$19,957,152.13	1.93%
726 to 750	1,868	$14,024,338.93	1.36%
751 to 775	1,409	$9,859,754.57	0.95%
776 to 800	1,482	$9,330,643.44	0.90%
801 to 825	1,636	$9,508,919.35	0.92%
826 to 850	997	$5,621,973.26	0.54%
851 to 875	237	$1,318,583.85	0.13%
876 to 900	17	$77,665.28	0.01%

Total	68,256	$1,034,534,735.00	100.00%

Distribution of the Final Receivables Pool by Original Term as of October 31, 2015

Original Term (Months)	Number of Contracts	Aggregate Amount Financed	Percentage of Aggregate Amount Financed
60 and less	19,720	$231,479,281.40	22.38%
61 to 72	41,499	$678,218,565.92	65.56%
73 to 75	6,363	$103,960,349.10	10.05%
Greater than 75	674	$20,876,538.58	2.02%

Total	68,256	$1,034,534,735.00	100.00%

Distribution of the Receivables Pool by Vehicle Make as of October 31, 2015

Vehicle Make	Percentage of Aggregate Amount Financed
Chevrolet	34.57%
Ford	7.53%
Dodge	6.72%
GMC	6.69%
Nissan	5.31%
Jeep	5.23%
Kia	4.77%
Ram	3.94%
Hyundai	3.69%
Toyota	3.35%

No other vehicle make accounts for more than 3.00% of the Aggregate Amount Financed.

Distribution of the Receivables Pool by Vehicle Model as of October 31, 2015

Vehicle Model	Percentage of Aggregate Amount Financed
Silverado	9.70%
Cruze	4.97%
Malibu	4.06%
Ram Pickup	3.69%
Sierra	3.25%
Equinox	3.08%
Camaro	1.96%
Traverse	1.85%
Impala	1.80%
Sonic	1.77%

No other vehicle model accounts for more than 1.66% of the Aggregate Amount Financed.

Depositor Review of the Receivables Pool

In addition to the pool review set forth in the prospectus supplement under “The Receivables Pool—Depositor Review of the Initial Receivables Pool,” the depositor performed a review of 20 additional receivables, of which 3 are included in the pool of receivables as of October 31, 2015. The depositor found no errors in connection with its review of the additional receivables.

Exceptions to Underwriting Guidelines

A number of receivables in the pool of receivables as of October 31, 2015 constitute exceptions to the underwriting criteria of Ally Financial, as described in “Acquisition and Underwriting—Underwriting Exceptions” in the prospectus. The depositor elected to include these receivables in the pool of receivables as of October 31, 2015. These receivables were included in the pool on the basis that the depositor has historically securitized receivables with these characteristics and these exceptions are immaterial.

The following table explains the nature of the exceptions. All but 169 of these receivables exceeded only a single underwriting criterion; 161 receivables have two “layered” exceptions, seven receivables have three “layered” exceptions and one receivable has four “layered” exceptions. As used in the table below, a “collateral characteristic” is an underwriting criterion primarily related to the financed vehicle, such as loan-to-value ratio or, for used vehicles, a limit on the maximum mileage or age of the vehicle, and a “credit characteristic” is an underwriting criterion primarily related to the creditworthiness of the obligor, such as the payment-to-income ratio or debt-to-income ratio. The aggregate amount financed of these exception receivables in the pool of receivables is $87,889,272.56 as of October 31, 2015.

Nature of Exception	Number of	Percentage of Aggregate Amount
	Contracts	Financed
Collateral characteristic exceeding guideline	3,713	5.54%
Credit characteristic exceeding guideline	1,360	2.96%

Total	5,073	8.50%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES LLC

By:	/s/ M. T. St. Charles

Name:	M. T. St. Charles
Title:	Vice President

Dated: December 9, 2015